UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant   ☒

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☐          Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☐           Definitive Proxy Statement

☒           Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

QUALITY SYSTEMS, INC.
(Name of Registrant as Specified in Its Charter)

AHMED D. HUSSEIN MURRAY F. BRENNAN, M.D. PATRICK B. CLINE THOMAS R. DIBENEDETTO IAN A. GORDON JOHN MCDUFFIE JOHN MUELLER
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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Note: Below is the text of the www.abetterqsii.com website home page.

WELCOME TO THE WEBSITE FOR A BETTER QSII

THIS WEBSITE HAS BEEN ESTABLISHED BY AHMED HUSSEIN AND THE OTHER PARTICIPANTS IN A PROXY CONTEST IN OPPOSITION TO THE BOARD OF DIRECTORS OF QUALITY SYSTEMS, INC.

Ahmed D. Hussein, who owns 15.7% of the common stock of Quality Systems, Inc. (QSII), is seeking the support of QSII's shareholders in the election of his seven qualified and experienced nominees to QSII's Board of Directors at its Annual Meeting of Shareholders to be held on August 16, 2012. The nominees, in addition to Mr. Hussein, include Murray F. Brennan, M.D., Patrick B. Cline, Thomas R. DiBenedetto, Ian A. Gordon, John "Mike" McDuffie, and John "Jack" Mueller.

A definitive proxy statement and letter to shareholders from Mr. Hussein were filed with the Securities and Exchange Commission (SEC) on July 20, 2012.  Links to the documents are located under the tabs entitled "LETTER" and "PROXY."  As additional documents relating to the proxy contest are filed by Mr. Hussein and the other nominees, links to those documents will also be posted under the tab entitled "PROXY."

Many QSII shareholders will be receiving the proxy solicitation materials in the mail, with instructions on how to vote their shares.  If you receive a GOLD proxy card and related materials in the mail, please vote the GOLD card as instructed to support Mr. Hussein and his other nominees.  Please DO NOT vote the WHITE card being mailed by QSII.

IMPORTANT

●           If you have QSII shares registered in your own name, please sign and date the GOLD proxy card you will receive in the mail and return it to Mr. Hussein c/o AST Phoenix Advisors in the pre-addressed, postage-paid envelope.

●           If you have QSII shares held in a brokerage account or bank, you are considered the beneficial owner of the shares.  Proxy materials, together with a GOLD vote instruction form, may be forwarded to you by your broker or bank.  In that case, you must instruct your broker, trustee or other representative how to vote.  Your broker cannot vote your shares on your behalf without your instructions.

●           Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet.  Please refer to the vote instruction form you may receive for instructions.

For more information, please contact:

AST Phoenix Advisors

Shareholders call toll-free: (800) 581-4729

Banks and Brokers call collect:  (212) 493-3910